Exhibit 99.2

FINANCIAL INFORMATION (Cont.)

(Unaudited)

SUMMARY OF OPERATIONS	QUARTER ENDED
($ in thousands, except per-share data)	September 30 2005	June 30 2005	March 31 2005	December 31 2004	September 30 2004
Interest income	$302,612	$296,125	$283,576	$272,936	$261,558
Interest expense	111,053	96,110	84,928	77,065	69,719

Net interest income	191,559	200,015	198,648	195,871	191,839
Provision for loan losses	197,000	14,000	15,700	12,000	12,250

Net interest income after provision	(5,441)	186,015	182,948	183,871	179,589

Noninterest income:
Service charges on deposits	46,434	51,561	49,855	48,047	48,115
Card-related fees	18,062	17,718	16,580	16,230	15,994
Mortgage banking	5,287	4,923	4,631	6,053	5,701
Retail investment fees	5,968	7,846	8,663	6,634	7,887
Trust fees	5,960	5,773	5,777	5,381	5,839
Insurance	4,931	5,496	4,786	4,344	4,808
Investment banking	6,829	5,602	7,860	6,206	5,017
Other service, collection and exchange charges	5,386	6,343	5,717	5,228	5,585
Other operating income	3,987	5,960	8,472	3,750	4,992
Securities gains (losses), net	(58)	527	1,195	43	153

Noninterest income	102,786	111,749	113,536	101,916	104,091

Noninterest expense:
Salaries and employee benefits	98,618	92,286	93,227	88,150	87,347
Occupancy and equipment	24,610	23,424	23,145	22,271	22,035
Data processing	11,032	9,913	10,126	9,337	9,540
Advertising and promotional expense	11,202	8,698	9,644	7,267	8,350
Stationery and supplies, postage and telecommunications	6,985	7,318	7,520	7,307	7,318
Amortization of purchase accounting intangibles	1,621	1,670	1,743	1,826	1,904
Foreclosed property expense, net	(317)	22	(14,494)	(911)	(493)
Other operating expense	31,233	30,940	34,115	32,672	30,350

Noninterest expense	184,984	174,271	165,026	167,919	166,351

Income (loss) before income taxes and minority interest	(87,639)	123,493	131,458	117,868	117,329
Income tax expense (benefit)	(29,632)	44,025	45,930	40,746	40,823
Minority interest, net of income taxes	123	33	(248)	5	40

Net income (loss)	$(58,130)	$79,435	$85,776	$77,117	$76,466

Net income (loss) per common share	$(0.37)	$0.51	$0.56	$0.50	$0.50
Net income (loss) per common share—assuming dilution	$(0.37)	$0.50	$0.54	$0.49	$0.49
Return on average assets	(1.04)%	1.44%	1.54%	1.41%	1.44%
Return on average equity	(10.93)%	15.64%	17.41%	16.18%	16.40%

FINANCIAL INFORMATION (Cont.)

(Unaudited)

AVERAGE BALANCES	QUARTER ENDED			NINE MONTHS ENDED
($ in millions)	September 30 2005	September 30 2004	CHANGE	September 30 2005	September 30 2004	CHANGE
Assets
Cash and due from banks	$761.7	$631.8	21%	$686.9	$609.6	13%
Short-term investments	286.5	111.1	158	312.7	172.6	81
Securities	4,158.6	4,151.9	—	4,405.0	4,100.8	7
Mortgage loans held for sale	97.4	92.1	6	82.8	135.0	(39)
Loans	16,179.2	15,407.4	5	15,924.5	14,223.0	12
Reserve for loan losses	(227.7)	(236.6)	(4)	(228.1)	(226.3)	1

Loans, net	15,951.5	15,170.8	5	15,696.4	13,996.7	12
Intangible assets:
Goodwill	337.4	337.4	—	337.4	275.6	22
Mortgage servicing rights	1.3	121.8	(99)	1.4	112.9	(99)
Other intangible assets	27.5	34.4	(20)	29.2	22.6	29
Other assets	739.3	617.8	20	689.8	548.4	26

Total assets	$22,361.2	$21,269.1	5%	$22,241.6	$19,974.2	11%

Liabilities
Noninterest-bearing deposits	$3,301.1	$3,257.9	1%	$3,246.7	$3,121.1	4%
Interest-bearing deposits	14,303.0	13,325.6	7	14,258.0	12,415.4	15

Total deposits	17,604.1	16,583.5	6	17,504.7	15,536.5	13
Short-term borrowings	642.8	586.0	10	607.7	780.5	(22)
Other liabilities	234.1	283.3	(17)	286.0	280.8	2
Debt	1,752.4	1,950.9	(10)	1,799.6	1,547.0	16

Total liabilities	20,233.4	19,403.7	4	20,198.0	18,144.8	11
Shareholders' equity	2,127.8	1,865.4	14	2,043.6	1,829.4	12

Total liabilities and shareholders' equity	$22,361.2	$21,269.1	5%	$22,241.6	$19,974.2	11%

FINANCIAL INFORMATION (Cont.)

(Unaudited)

PERIOD-END BALANCES ($ in millions)	September 30 2005	September 30 2004	CHANGE	June 30 2005	CHANGE
Assets
Cash and due from banks	$1,137.6	$629.0	81%	$686.0	66%
Short-term investments	554.1	327.4	69	46.9	N/M
Securities	4,307.3	4,031.0	7	4,115.3	5
Mortgage loans held for sale	80.1	87.4	(8)	100.3	(20)
Loans:
Commercial	3,871.7	3,655.8	6	3,760.4	3
Small business	3,532.7	3,428.5	3	3,416.1	3
Consumer	9,006.7	8,417.7	7	8,815.8	2

Total loans	16,411.1	15,502.0	6	15,992.3	3
Reserve for loan losses	(402.2)	(235.2)	71	(227.1)	77

Loans, net	16,008.9	15,266.8	5	15,765.2	2
Intangible assets:
Goodwill	337.4	337.4	—	337.4	—
Mortgage servicing rights	1.2	0.4	200	1.3	(8)
Other intangible assets	26.7	33.5	(20)	28.3	(6)
Other assets	739.2	640.5	15	1,003.9	(26)

Total assets	$23,192.5	$21,353.4	9%	$22,084.6	5%

Liabilities
Noninterest-bearing deposits	$3,688.5	$3,245.5	14%	$3,171.2	16%
Interest-bearing deposits	14,788.7	13,496.2	10	13,927.0	6

Total deposits	18,477.2	16,741.7	10	17,098.2	8
Short-term borrowings	668.3	545.9	22	910.7	(27)
Other liabilities	266.2	249.1	7	206.5	29
Debt	1,753.4	1,925.2	(9)	1,762.5	(1)

Total liabilities	21,165.1	19,461.9	9	19,977.9	6

Shareholders' equity
Common stock	338.3	327.6	3	336.6	1
Surplus	662.9	551.8	20	643.0	3
Retained earnings	1,360.9	1,301.2	5	1,450.7	(6)
Treasury stock	(312.8)	(289.9)	8	(312.7)	—
Accumulated other comprehensive income	(7.2)	18.9	(138)	3.8	(289)
Unearned compensation	(14.7)	(18.1)	(19)	(14.7)	—

Total shareholders' equity	2,027.4	1,891.5	7	2,106.7	(4)

Total liabilities and shareholders' equity	$23,192.5	$21,353.4	9%	$22,084.6	5%

FINANCIAL INFORMATION (Cont.)

(Unaudited)

PERIOD-END BALANCES ($ in millions)	September 30 2005	June 30 2005	March 31 2005	December 31 2004	September 30 2004
Assets
Cash and due from banks	$1,137.6	$686.0	$620.5	$612.9	$629.0
Short-term investments	554.1	46.9	471.1	538.2	327.4
Securities	4,307.3	4,115.3	4,505.3	4,560.2	4,031.0
Mortgage loans held for sale	80.1	100.3	87.1	78.1	87.4
Loans:
Commercial	3,871.7	3,760.4	3,912.8	3,997.9	3,655.8
Small business	3,532.7	3,416.1	3,271.8	3,241.1	3,428.5
Consumer	9,006.7	8,815.8	8,596.4	8,480.2	8,417.7

Total loans	16,411.1	15,992.3	15,781.0	15,719.2	15,502.0
Reserve for loan losses	(402.2)	(227.1)	(228.7)	(227.6)	(235.2)

Loans, net	16,008.9	15,765.2	15,552.3	15,491.6	15,266.8
Intangible assets:
Goodwill	337.4	337.4	337.4	337.4	337.4
Mortgage servicing rights	1.2	1.3	1.5	1.6	0.4
Other intangible assets	26.7	28.3	29.9	31.7	33.5
Other assets	739.2	1,003.9	628.6	656.4	640.5

Total assets	$23,192.5	$22,084.6	$22,233.7	$22,308.1	$21,353.4

Liabilities
Noninterest-bearing deposits	$3,688.5	$3,171.2	$3,138.0	$3,264.2	$3,245.5
Interest-bearing deposits	14,788.7	13,927.0	14,436.4	14,114.7	13,496.2

Total deposits	18,477.2	17,098.2	17,574.4	17,378.9	16,741.7
Short-term borrowings	668.3	910.7	591.6	555.3	545.9
Other liabilities	266.2	206.5	247.7	521.4	249.1
Debt	1,753.4	1,762.5	1,825.8	1,910.6	1,925.2

Total liabilities	21,165.1	19,977.9	20,239.5	20,366.2	19,461.9

Shareholders' equity
Common stock	338.3	336.6	332.0	328.5	327.6
Surplus	662.9	643.0	597.8	563.0	551.8
Retained earnings	1,360.9	1,450.7	1,402.5	1,347.5	1,301.2
Treasury stock	(312.8)	(312.7)	(315.4)	(297.6)	(289.9)
Accumulated other comprehensive income	(7.2)	3.8	(8.0)	15.2	18.9
Unearned compensation	(14.7)	(14.7)	(14.7)	(14.7)	(18.1)

Total shareholders' equity	2,027.4	2,106.7	1,994.2	1,941.9	1,891.5

Total liabilities and shareholders' equity	$23,192.5	$22,084.6	$22,233.7	$22,308.1	$21,353.4

FINANCIAL INFORMATION (Cont.)

(Unaudited)

SELECTED FINANCIAL DATA	3Q 2005	2Q 2005	1Q 2005	4Q 2004	3Q 2004
Net income (loss) per common share	$(0.37)	$0.51	$0.56	$0.50	$0.50
Net income (loss) per common share—assuming dilution	$(0.37)	$0.50	$0.54	$0.49	$0.49
Return on average assets	(1.04)%	1.44%	1.54%	1.41%	1.44%
Return on average equity	(10.93)%	15.64%	17.41%	16.18%	16.40%
Net interest margin—taxable equivalent	3.69%	3.91%	3.91%	3.90%	3.90%
Efficiency ratio	62.53%	55.74%	52.82%	56.12%	55.97%
Common shares outstanding (000s)	159,938	159,019	156,401	155,245	155,061
Average common shares outstanding (000s)(1)	158,616	156,195	154,424	153,845	153,908
Average common shares outstanding (000s)—assuming dilution(1)	158,616	160,371	158,199	157,240	156,899
Book value per common share	$12.77	$13.34	$12.84	$12.60	$12.31
Tangible book value per common share	$10.47	$11.03	$10.48	$10.21	$9.90
Tangible equity as a % of tangible assets	7.29%	8.02%	7.44%	7.17%	7.25%
Average equity as a % of average assets	9.52%	9.20%	8.84%	8.72%	8.77%
Leverage ratio	7.86%	8.27%	7.72%	7.51%	7.46%

CREDIT QUALITY DATA
($ in thousands)
Nonperforming loans	$103,553	$79,792	$62,193	$65,086	$64,328
Foreclosed assets	7,276	9,373	8,901	11,685	11,143
Excess bank-owned property	984	1,751	1,878	986	264

Total nonperforming assets	$111,813	$90,916	$72,972	$77,757	$75,735

Provision for loan losses	$197,000	$14,000	$15,700	$12,000	$12,250
Net charge-offs	$21,887	$15,593	$14,543	$13,659	$12,094
Reserve for loan losses	$402,251	$227,138	$228,731	$227,574	$235,233
Net charge-offs as a % of average loans	0.54%	0.39%	0.37%	0.35%	0.31%
Reserves as a % of total loans	2.45%	1.42%	1.45%	1.45%	1.52%
Reserves as a % of nonperforming loans	388.45%	284.66%	367.78%	349.65%	365.68%
Nonperforming loan ratio	0.63%	0.50%	0.39%	0.41%	0.41%
Nonperforming asset ratio	0.68%	0.57%	0.46%	0.49%	0.49%

(1)	net of uncommitted ESOP shares

FINANCIAL INFORMATION (Cont.)

(Unaudited)

AVERAGE BALANCES, INTEREST AND RATES (Average balances $ in millions, taxable- equivalent interest $ in thousands)	QUARTER ENDED
	September 30, 2005			June 30, 2005			September 30, 2004
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets
Interest-earning assets:
Loans	$16,179.2	$254,678	6.25%	$15,910.0	$246,498	6.21%	$15,407.4	$218,503	5.65%
Securities	4,250.3	45,498	4.28	4,492.7	48,711	4.34	4,150.7	42,648	4.11
Short-term investments	286.5	2,496	3.46	156.2	1,133	2.91	111.1	461	1.65
Mortgage loans held for sale	97.4	1,386	5.69	83.0	1,211	5.83	92.1	1,383	6.01

Total interest-earning assets	20,813.4	$304,058	5.81%	20,641.9	$297,553	5.78%	19,761.3	$262,995	5.30%

Reserve for loan losses	(227.7)			(229.4)			(236.6)
Noninterest-earning assets	1,775.5			1,671.6			1,744.4

Total assets	$22,361.2			$22,084.1			$21,269.1

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW/Money market/Savings accounts	$7,673.8	$35,202	1.82%	$7,791.4	$29,300	1.51%	$7,489.4	$19,756	1.05%
Other consumer time deposits	3,596.2	28,466	3.14	3,351.3	23,639	2.83	3,193.0	18,602	2.32
Public fund certificates of deposit of $100,000 or more	925.2	7,833	3.36	993.0	7,297	2.95	757.8	2,870	1.51
Certificates of deposit of $100,000 or more	1,210.7	10,380	3.40	1,217.7	9,730	3.21	1,230.5	8,558	2.77
Foreign time deposits	897.1	7,018	3.10	817.7	5,267	2.58	654.9	2,047	1.24

Total interest-bearing deposits	14,303.0	88,899	2.47	14,171.1	75,233	2.13	13,325.6	51,833	1.55
Short-term borrowings	642.8	4,815	2.97	653.2	4,077	2.50	586.0	1,605	1.09
Debt	1,752.4	17,339	3.88	1,786.4	16,800	3.73	1,950.9	16,281	3.28

Total interest-bearing liabilities	16,698.2	$111,053	2.63%	16,610.7	$96,110	2.32%	15,862.5	$69,719	1.74%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,301.1			3,184.8			3,257.9
Other liabilities	234.1			257.5			283.3

Total noninterest-bearing liabilities	3,535.2			3,442.3			3,541.2

Total shareholders' equity	2,127.8			2,031.1			1,865.4

Total liabilities and shareholders' equity	$22,361.2			$22,084.1			$21,269.1

Net interest income/margin		$193,005	3.69%		$201,443	3.91%		$193,276	3.90%

FINANCIAL INFORMATION (Cont.)

(Unaudited)

AVERAGE BALANCES, INTEREST AND RATES (Average balances $ in millions, taxable-equivalent interest $ in thousands)	NINE MONTHS ENDED
	September 30, 2005			September 30, 2004
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets
Interest-earning assets:
Loans	$15,924.5	$734,604	6.17%	$14,223.0	$602,185	5.65%
Securities	4,388.4	141,740	4.31	4,062.3	124,589	4.09
Short-term investments	312.7	6,737	2.88	172.6	1,766	1.37
Mortgage loans held for sale	82.8	3,572	5.75	135.0	5,475	5.41

Total interest-earning assets	20,708.4	$886,653	5.72%	18,592.9	$734,015	5.27%

Reserve for loan losses	(228.1)			(226.3)
Noninterest-earning assets	1,761.3			1,607.6

Total assets	$22,241.6			$19,974.2

Liabilities and shareholders' equity
Interest-bearing liabilities:
NOW/Money market/Savings accounts	$7,785.8	$89,091	1.53%	$7,212.3	$45,777	0.85%
Other consumer time deposits	3,442.0	73,987	2.87	2,683.9	49,516	2.46
Public fund certificates of deposit of $100,000 or more	963.9	21,052	2.92	796.5	7,683	1.29
Certificates of deposit of $100,000 or more	1,225.1	29,473	3.22	1,073.9	22,444	2.79
Foreign time deposits	841.2	16,467	2.62	648.8	4,783	0.98

Total interest-bearing deposits	14,258.0	230,070	2.16	12,415.4	130,203	1.40
Short-term borrowings	607.7	11,390	2.51	780.5	5,131	0.88
Debt	1,799.6	50,631	3.72	1,547.0	39,361	3.35

Total interest-bearing liabilities	16,665.3	$292,091	2.34%	14,742.9	$174,695	1.58%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,246.7			3,121.1
Other liabilities	286.0			280.8

Total noninterest-bearing liabilities	3,532.7			3,401.9

Total shareholders' equity	2,043.6			1,829.4

Total liabilities and shareholders' equity	$22,241.6			$19,974.2

Net interest income/margin		$594,562	3.84%		$559,320	4.02%

FINANCIAL INFORMATION (Cont.)

(Unaudited)

PRETAX MERGER EXPENSE DETAIL (1)
($ in thousands)	3Q 2005	2Q 2005	1Q 2005		4Q 2004	3Q 2004
Salaries and benefits	$334	$—	$—		$245	$662
Occupancy and equipment	—	—	—		—	5
Data processing	10	—	—		34	178
Advertising and promotional expense	19	159	179		33	636
Stationery and supplies, postage and telecommunications	80	280	—		6	170
Other operating expense	287	1,431	5,022	(2)	420	672

Total pretax merger expense	$730	$1,870	$5,201		$738	$2,323

(1)	Includes merger expenses related to the pending acquisition of Hibernia Corporation by Capital One Financial Corporation and merger expenses related to the acquisition of Coastal Bancorp Inc. in May 2004.
(2)	Includes $5.0 million of investment banking fees associated with the pending acquisition of Hibernia Corporation by Capital One Financial Corporation.

PRETAX HURRICANE EXPENSE DETAIL (3)
($ in thousands)	3Q 2005
Provision for loan loss	$175,000

Noninterest expense:
Salaries and benefits	$2,854
Occupancy and equipment	781
Data processing	1,288
Advertising and promotional expense	2,781
Stationery and supplies, postage and telecommunications	69
Other operating expense	3,387

Total noninterest expense	$11,160

Total pretax hurricane expense	$186,160

(3)	Pretax expenses related to hurricanes Katrina and Rita, net of $47.9 million in insurance receivables. Excludes $11.5 million of capitalized costs.